State of Delaware
Secretary of State
Division of Corporations
Delivered 03:37 PM 11/22/2013
FILED 03:37 PM 11/22/2013
SRV 131341827 - 3544347 FILE

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A STATUTORY TRUST TO A
LIMITED LIABILITY COMPANY PURSUANT TO
SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.) The jurisdiction where the Statutory Trust first formed is Delaware.

2.) The jurisdiction immediately prior to filing this Certificate is Delaware.

3.) The date the Statutory Trust first formed is July 26, 2002.

4.) The name of the Statutory Trust immediately prior to filing this Certificate is Ameren Capital Trust I.

5.) The name of the Limited Liability Company as set forth in the Certificate of Formation is New AERG, LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 22nd day of November, A.D. 2013.

By: [signature]
Authorized Person

Name: Gregory L. Nelson
Vice President, Secretary
& Treasurer

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF FORMATION OF "NEW AERG, LLC" FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF NOVEMBER, A.D. 2013, AT 3:37 O'CLOCK P.M.

3544347 8100V

131341827

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 0921696

DATE: 11-22-13

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:37 PM 11/22/2013
FILED 03:37 PM 11/22/2013
SRV 131341827 - 3544347 FILE

STATE *of* DELAWARE LIMITED LIABILITY COMPANY CERTIFICATE *of* FORMATION

- **First:** The name of the limited liability company is New AERG, LLC

- **Second:** The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington Zip Code 19801.

  The name of its Registered agent at such address is The Corporation Trust Company.

- **Third:** (Insert any other matters the members determine to include herein.)

In Witness Whereof, the undersigned have executed this Certificate of Formation this 22nd day of November, 2013.

By: [signature]
Authorized Person(s)

Name: Gregory L. Nelson,
Vice President, Secretary & Treasurer